SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                SEPTEMBER 9, 2002
                         --------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)


                                TASTY FRIES, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


                            -------------------------


         NEVADA                   COMMISSION NO.              65-0259052
----------------------------      --------------         --------------------
State or other jurisdiction         33-4460NY              (I.R.S.Employer
incorporation or organization                            Identification No.)


                          650 SENTRY PARKWAY, SUITE ONE
                          BLUE BELL, PENNSYLVANIA 19422
                -------------------------------------------------
               (Address Of Principal Executive Offices)(Zip Code)


                                 (610) 941-2109
                -------------------------------------------------
               (Registrant's telephone number, include area code)

Tasty Fries, Inc.
SEC Form 8-K

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

The Registrant appointed Baratz & Associates, PA. as the Registrant's independent certified public accountants and such firm accepted such appointment effective as of September 5, 2002.

The Registrant did not consult Baratz & Associates, PA. regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant nor oral advice provided that Baratz & Associates, PA. concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement or a reportable event.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                TASTY FRIES, INC.
                               ------------------
                                  (Registrant)



DATE: September 6, 2002

                                                      By:  /s/ Edward C. Kelly
                                                           -------------------
                                                             Edward C. Kelly,
                                                             CEO and President


ITEM 7. EXHIBITS

     Exhibit 16-Letter dated September 6, 2002 from Baratz & Associates, PA.